Prospectus Supplement

January 18, 2011

The Universal Institutional Funds, Inc.

Supplement dated January 18, 2011 to The Universal Institutional Funds, Inc. Prospectus dated April 30, 2010 of:

U.S. Real Estate Portfolio (Class I)

The ticker symbol for the U.S. Real Estate Portfolio (Class I) on the cover page of the Class I Prospectus is hereby deleted and replaced with UUSRX.

Please retain this supplement for future reference.